PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                      WINDSOR PARTNERS LIMITED PARTNERSHIP,
                                     SELLER,

                                       AND

                              ALEXON VENTURES LLC,

                                     BUYER,

                                      DATED

                                 AUGUST 27, 2001



                               WINDSOR APARTMENTS
                                 GARLAND, TEXAS

                                TABLE OF CONTENTS

                                       @@

   SECTION 1.  SALE OF PROPERTY AND ACCEPTABLE TITLE......................1
               -------------------------------------
         1.1.   Agreement to Buy and to Sell Property.....................1
                -------------------------------------
         1.2.   Title.....................................................2
                -----
         1.3.   Survey....................................................3
                ------
         1.4.   Permitted Exceptions......................................4
                --------------------

   SECTION 2.  PURCHASE PRICE, ACCEPTABLE FUNDS, DEPOSIT AND
               ---------------------------------------------
               ESCROW OF DEPOSIT..........................................5
               -----------------
         2.1.   Purchase Price............................................5
                --------------
         2.2.   Payment of Monies.........................................5
                -----------------
         2.3.   Payment of Purchase Price.................................5
                -------------------------
         2.4.   Deposit; Escrow Agent.....................................5
                ---------------------
         2.5.   Escrow Provisions.........................................5
                -----------------

   SECTION 3.  THE CLOSING................................................6
               -----------

   SECTION 4.  SELLER'S PRE-CLOSING DELIVERIES............................7
               -------------------------------
         4.1.   Seller Deliveries.........................................7
                -----------------
         4.2.   Disclaimer................................................7
                ----------

   SECTION 5.  REPRESENTATIONS AND WARRANTIES OF SELLER...................8
               ----------------------------------------
         5.1.   Leases....................................................8
                ------
         5.2.   Service and Management Contracts..........................8
                --------------------------------
         5.3.   Ability to Perform........................................9
                ------------------
         5.4.   No Actions................................................9
                ----------
         5.5.   No Violation Notice.......................................9
                -------------------
         5.6.   No Management Contracts, Employment Contracts, Unions,
                ------------------------------------------------------
                Pension Plans.............................................9
                -------------
         5.7.   Options...................................................10
                -------
         5.8.   Personal Property.........................................10
                -----------------
         5.9.   Business Names and Trademarks.............................10
                ------------------------------
         5.10.   Hazardous Materials......................................10
                 --------------------

   SECTION 6.  INSPECTION PERIOD; ACCESS; PURCHASE "AS IS"................11
               -------------------------------------------
         6.1.   Buyer's Inspections.......................................11
                -------------------
         6.2.   Inspection Period; Buyer Termination Right................12
                ------------------------------------------
         6.3.   "AS IS", "WHERE IS" SALE..................................12
                 -----------------------
         6.4.   Hazardous Materials.......................................13
                -------------------
         6.5.   Financial Information.....................................14
                ---------------------

   SECTION 7.  INSURANCE..................................................14
               ---------
         7.1.   Maintenance of Insurance..................................14
                ------------------------
         7.2.   Destruction/Condemnation of Property......................14
                ------------------------------------

   SECTION 8.  SELLER'S OBLIGATIONS PRIOR TO CLOSING......................15
               -------------------------------------
         8.1.   Leases....................................................15
                ------
         8.2.   Continuation of Service Contracts.........................15
                ---------------------------------
         8.3.   Replacement of Personal Property..........................15
                --------------------------------
         8.4.   Tax Procedure.............................................16
                -------------
         8.5.   Access....................................................16
                ------
         8.6.   Operations................................................16
                ----------
         8.7.   Rent Ready................................................16
                ----------

   SECTION 9.  SELLER'S CLOSING OBLIGATIONS...............................16
               ----------------------------
         9.1.   Closing, Deliveries and Obligations.......................16
                -----------------------------------
         9.2.   Seller's Expenses.........................................18
                -----------------

   SECTION 10.  BUYER'S CLOSING OBLIGATIONS...............................18
                ---------------------------
         10.1.   Payment of Purchase Price................................18
                 -------------------------
         10.2.   Lease, Security Deposit and Service Contract Assumption..18
                 -------------------------------------------------------
         10.3.   Recording Deed...........................................18
                 --------------
         10.4.   Other Documents..........................................18
                 ---------------
         10.5.   Buyer's Expenses.........................................18
                 ----------------

   SECTION 11.  APPORTIONMENTS AND ADJUSTMENTS TO PURCHASE PRICE..........19
                ------------------------------------------------

   SECTION 12.  FAILURE TO PERFORM........................................20
                ------------------
         12.1.   Buyer's Election.........................................20
                 ----------------
         12.2.   Seller's Default.........................................20
                 ----------------
         12.3.   Buyer's Default; Cross-Default...........................21
                 ------------------------------

   SECTION 13.  BROKERAGE FEES............................................21
                --------------
         13.1.   Brokerage Fees...........................................21
                 --------------

   SECTION 14.  NOTICES...................................................21
                -------
         14.1.   Effective Notices........................................21
                 -----------------

   SECTION 15.  LIMITATIONS ON SURVIVAL...................................22
                -----------------------
         15.1.   Representations and Warranties...........................22
                 ------------------------------
         15.2.   Merger...................................................22
                 ------

   SECTION 16.  MISCELLANEOUS PROVISIONS..................................22
                ------------------------
         16.1.   Assignment...............................................22
                 ----------
         16.2.   Limitation of Seller's Liability.........................22
                 --------------------------------

         16.3.   Integration..............................................23
                 -----------
         16.4.   Severability.............................................23
                 ------------
         16.5.   Governing Law............................................23
                 -------------
         16.6.   Captions.................................................24
                 --------
         16.7.   Bind and Inure...........................................24
         16.8.   Drafts...................................................24
                 ------
         16.9.   Number and Gender........................................24
                 -----------------
         16.10.   Attachments.............................................24
                  -----------
         16.11.   No Recording............................................24
                  ------------
         16.12.   Time of the Essence.....................................24
                  -------------------
         16.13.   Counterparts............................................24
                  ------------
         16.14.   Property Information and Confidentiality................25
                  ----------------------------------------
         16.15.   Press Releases..........................................25
                  --------------
         16.16.   Return of Property Information..........................25
                  ------------------------------
         16.17.   Tax-Free Exchange.......................................25
                  -----------------
         16.18.   Simultaneous Termination................................26
                  ------------------------
         16.19.   Legal Costs.............................................26
                  -----------
@@

                           PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT (this "Agreement") dated as of August 27, 2001 between WINDSOR PARTNERS LIMITED PARTNERSHIP, a Texas limited partnership ("Seller"), with an address of c/o Berkshire Realty Holdings, L.P., One Beacon Street, Suite 1550, Boston, MA 02108, Attention: David Quade, Telecopier No. 617-423-8915, and Alexon Ventures LLC, an Illinois limited liability company ("Buyer"), with an address of 222 South Riverside Plaza, Suite 1450, Chicago, Illinois 60606, Attention: David B. Levin, Telecopier No. 312-669-1300.

                                    RECITALS

     WHEREAS, Seller wishes to sell the Property (as defined below) to Buyer and Buyer wishes to buy the Property from Seller on the terms and conditions set forth in this Agreement; and

     WHEREAS, pursuant to two purchase and sale agreements dated as of the date of this Agreement (collectively, the "Other Agreements"), Buyer has agreed to purchase (i) from Tanglewood Associates Limited Partnership a multifamily residential apartment complex known as Tanglewood Apartments located at 2804 Belt Line Road, Garland, Texas containing 298 apartment units, and (ii) from Pavillion Partners, LTD. a multifamily residential apartment complex known as Pavillion Apartments located at 2922 Belt Line Road, Garland, Texas, containing 350 apartment units.

     NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby agree as set forth below.

                SECTION 1. SALE OF PROPERTY AND ACCEPTABLE TITLE

     1.1. Agreement to Buy and to Sell Property. Seller shall sell to Buyer, and Buyer shall purchase from Seller, at the price and upon the terms and conditions set forth in this Agreement the following:

          (a) fee simple title to that certain tract or parcel of land located at 2811 North Shiloh Road, Garland, Texas, more particularly described in Exhibit A attached hereto (the "Land");

          (b) the 300 unit apartment complex located on the Land which includes 300 residential apartment units and is commonly known as Windsor Apartments, together with all related improvements, facilities, amenities, structures, driveways and walkways which have been constructed on the Land (collectively, the "Improvements");

          (c) all right, title and interest of Seller in and to any alleys, strips or gores adjoining the Land, and any easements, rights-of-way or other interests in, on, under or to, any land, highway, street, road, right-of-way or avenue, open or proposed, in, on, under, across, in front of, abutting or adjoining the Land, and all right, title and interest of Seller in and to any awards for damage thereto by reason of a change of grade thereof;

          (d) the accessions, appurtenant rights, privileges, appurtenances and all the estate and rights of Seller in and to the Land and the Improvements, as applicable, or otherwise appertaining to any of the property described in the immediately preceding clauses (a), (b) and/or
     (c);

          (e) all personal property, including, without limitation, the personal property listed in Exhibit B attached hereto, owned by Seller and located on or in or used solely in connection with the Land and Improvements, but expressly excluding all computer programs and computer software (collectively, the "Personal Property"); and

          (f) To the extent assignable without cost to Seller, all of Seller's interest in all permits, warranties, guaranties, plans, specifications, reports, books and records, and any intangible property, ("Intangible Property") now or hereafter owned by Seller and used in connection with the Land, Improvements and Personal Property, including without limitation the right to use any trade style or name now used in connection with the same, any contract rights, escrow or security deposits, utility agreements or other rights related to the ownership of or use and operation of the Property, as hereinafter defined.

     All of the items described in subparagraphs (a), (b), (c), (d), (e) and (f) above are collectively referred to in this Agreement as the "Property". The items described in subparagraphs (a), (b), (c), and (d) above are collectively referred to in this Agreement as the "Real Property".

     1.2. Title. Seller shall convey to Buyer by general warranty deed (the "Deed"), and Buyer shall accept fee simple title to the Real Property and title to the other Property in accordance with the terms of this Agreement, and Buyer's obligation to accept said title shall be conditioned upon Buyer then being conveyed good and clear record and marketable fee simple title to the Real Property, subject only to the Permitted Exceptions (as hereinafter defined) and the issuance of the Buyer's Title Policy (as hereinafter defined), provided that Buyer has satisfied all of its closing conditions necessary for the issuance of the Buyer's Title Policy (including, without limitation, payment of the Purchase Price).

     As promptly as possible after the date of this Agreement Seller shall, at its sole expense, obtain from LandAmerica Title Insurance Corporation, Boston NCS office, Attention: Robert Soule, Esq. (the "Title Insurer") a Commitment For a TLTA T-1 Owner's Title Insurance Policy for the Real Property (when issued, the "Buyer's Title Policy") together with copies of all instruments and plans mentioned therein as exceptions to title (all of such items are hereinafter collectively referred to as the "Title Commitment"). The Title Commitment shall be in the amount of the Purchase Price (as defined in Section 2.1 hereof). Should such Title Commitment contain any title exceptions which are not acceptable to Buyer, in its sole discretion, Buyer may, prior to the expiration of the Inspection Period (as defined in Section 6.2 hereof), notify Seller in writing of such fact. If Buyer fails to so notify Seller of any unacceptable exceptions as described above, the exceptions set forth in Schedule B of the Title Commitment shall be deemed accepted by Buyer. If any exceptions are unacceptable to Buyer and Buyer timely notifies Seller in writing of such fact as above provided, Seller, in Seller's sole discretion, shall have thirty (30) days from the date Seller receives notice of such unacceptable exceptions to remove or cure such exceptions, except with respect to the Mortgage Liens (as hereinafter defined), which Seller shall satisfy and cause to be removed or otherwise insured over at Closing with the proceeds from the Purchase Price. Seller shall be deemed to have given notice to Buyer that Seller refuses to cure any unacceptable exceptions, which Seller may so do in its sole discretion, unless Seller, within ten (10) days after receipt of written notice from Buyer, shall notify Buyer in writing that Seller will attempt to cure such unacceptable exceptions. If Seller fails or refuses to cure said unacceptable exceptions within the time period above provided, Buyer may
(a) terminate this Agreement within ten (10) days after Seller gives notice, or is deemed to have given notice, that Seller refuses or is unable to cure such unacceptable exceptions and the Deposit (as defined in Section 2.4) shall be returned to Buyer, or (b) if Buyer fails to so terminate, Buyer shall be deemed to have waived such exceptions and accepted title to the Real Property subject thereto, in which event there shall be no reduction in the Purchase Price. If Buyer shall fail to give notice it shall be deemed to have elected option (a) above. Notwithstanding the foregoing, Seller, at its cost, shall be obligated to cure or remove by Closing all mortgages and deeds of trust against title to the Property (collectively, the "Mortgage Liens") and other monetary liens not exceeding $50,000 in the aggregate.

     1.3. Survey. Seller shall furnish Buyer with a copy of the most recent as-built survey of the Land and the Improvements in Seller's possession (the "Prior Survey"), and on or before the expiration of the Inspection Period, Buyer may, at its sole expense, obtain a current as-built survey (the "New Survey") of the Land and the Improvements prepared by a registered land surveyor.

     Should the Prior Survey contain any encumbrances, encroachments or other survey defects (collectively "Prior Survey Matters") which are not acceptable to Buyer in its sole discretion, Buyer may, prior to the expiration of the Inspection Period, notify Seller in writing of such fact. In addition, if Buyer obtains a New Survey and it contains any encumbrances, encroachments or other survey defects which do not appear on the Prior Survey (collectively, "New Survey Matters") and which are not acceptable to Buyer in its sole discretion, Buyer may, not later than the expiration of the Inspection Period, notify Seller in writing of such fact. Prior Survey Matters and New Survey Matters are collectively referred to in this Agreement as "Survey Matters". If Buyer fails to timely notify Seller in writing of any unacceptable Survey Matters as described above, all Survey Matters shall be deemed accepted by Buyer and shall become Permitted Exceptions pursuant to Section 1.4. If any Survey Matters are unacceptable to Buyer and Buyer timely notifies Seller in writing of such fact as above provided, Seller, in Seller's sole discretion, shall have thirty (30) days from the date Seller receives notice of such unacceptable Survey Matter(s) to cure same. Seller shall be deemed to have given notice to Buyer that Seller refuses to cure any unacceptable Survey Matters, which Seller may so do in its sole discretion, unless Seller, within ten (10) days after receipt of written notice from Buyer, shall notify Buyer in writing that Seller will attempt to cure such unacceptable Survey Matters.

If Seller fails or refuses to cure said unacceptable Survey Matters within the time period provided, Buyer may (a) terminate this Agreement within ten (10) days after Seller gives notice, or is deemed to have given notice, that Seller refuses to cure such unacceptable Survey Matters and the Deposit shall be returned to Buyer, or (b) if Buyer fails to so terminate, Buyer shall be deemed to waive such Survey Matters and accept title to the Real Property subject thereto, in which event there shall be no reduction in the Purchase Price.

     1.4. Permitted Exceptions. The following items are hereinafter referred to as the "Permitted Exceptions":

          (a) all possible title objections, survey objections, and any defects in or to title to the Property or other matters affecting or relating to the title to, or the survey of, or the condition of the Property existing as of the expiration of the Inspection Period and not objected to by Buyer and/or which Buyer has otherwise approved or is deemed to have approved pursuant to Section 1.2 and/or Section 1.3;

          (b) all Leases described on Exhibit C and all Service Contracts described on Exhibit D, or which Seller is permitted to enter into pursuant to this Agreement;

          (c) the lien of non-delinquent real and personal property taxes and assessments;

          (d) rights of parties in possession as tenants under unrecorded written leases not shown by the public records, and any subtenants or licensees under any Leases;

          (e) discrepancies, conflicts in boundary lines, shortages in area, encroachments, and any state of facts which an inspection of the Property would disclose and which are not shown by the public records;

          (f) easements or claims of easements shown by the public records or which an inspection of the Property would disclose;

          (g) subject to any proration provisions hereof, any service, installation, connection, maintenance or construction charges due after Closing, and charges for sewer, water, electricity, telephone, cable television or gas; and

          (h) any and all liens, exceptions, obligations or other matters which are caused or created by or on behalf of Buyer or any of Buyer's agents, employees or representatives.



            SECTION 2. PURCHASE PRICE, ACCEPTABLE FUNDS, DEPOSIT AND
                               ESCROW OF DEPOSIT

     2.1. Purchase Price. The purchase price ("Purchase Price") to be paid by Buyer to Seller for the Property is Twelve Million Three Hundred Fifteen Thousand Eight Hundred Fifty-

Four and 27/100 Dollars ($12,315,854.27), subject to the prorations and adjustments as hereinafter provided in this Agreement.

     2.2. Payment of Monies. All monies payable under this Agreement, unless otherwise specified in this Agreement, shall be paid by wire transfer of immediately available federal funds.

     2.3. Payment of Purchase Price. The Purchase Price, subject to prorations and adjustments, shall be paid as follows:

          (a)  Initial   Deposit.   Sixty-Two   Thousand   and  00/100   Dollars
     ($62,000.00) has been paid by Buyer to Seller as a deposit as of the date of this Agreement (the "Initial Deposit");

          (b) Additional Deposit. Thirty-One Thousand and 00/100 Dollars ($31,000.00) shall be paid by Buyer to Seller as an additional deposit on or before the expiration of the Inspection Period (the "Additional Deposit"); and

          (c) Payment at Closing. At the Closing Buyer shall deliver to Escrow Agent immediately available federal funds in an amount equal to the Purchase Price less the amount of the Deposit held by the Escrow Agent and subject to adjustments and apportionments as set forth herein. The Purchase Price, as adjusted, shall be paid at Closing by wire transfer of immediately available federal funds, transferred to the order or account of Seller or such other person as Seller may designate in writing.

     2.4. Deposit; Escrow Agent. The Initial Deposit shall be delivered by Buyer to LandAmerica Title Insurance Corporation (the "Escrow Agent") two (2) business days after the date of this Agreement. In the event Buyer does not elect to terminate this Agreement pursuant to Section 6.2 hereof, the Additional Deposit shall be delivered by Buyer to the Escrow Agent on or before the last day of the Inspection Period. The Initial Deposit and the Additional Deposit, together with any interest accrued thereon, are collectively referred to herein as the "Deposit". Failure of Buyer to so deliver the Initial Deposit and/or the Additional Deposit on the date specified shall constitute a breach by Buyer of this Agreement for which the Seller may exercise the remedies set forth in
Section 12.3; provided, Buyer has not previously elected to terminate this Agreement pursuant to Section 6.2 hereof. Upon receipt from Buyer of the Deposit, Escrow Agent shall invest the Deposit in an interest-bearing account or money market fund acceptable to Buyer and Seller and Buyer shall provide its federal taxpayer identification number to Escrow Agent in connection with such investment. All interest on the Deposit shall accrue to Buyer, except as otherwise provided in Section 12.3 hereof. At the Closing, Escrow Agent shall, at the joint direction of Buyer and Seller release the Deposit to Seller, which Deposit shall be credited against the balance of the Purchase Price owed by Buyer to Seller. Escrow Agent shall agree to hold and dispose of the Deposit in accordance with the terms and provisions of this Agreement.

     2.5. Escrow Provisions. Escrow Agent hereby acknowledges receipt by Escrow Agent of the Initial Deposit paid by Buyer. Escrow Agent agrees to hold, keep and deliver said Deposit and all other sums delivered to it pursuant hereto in accordance with the terms and provisions of this Agreement. Escrow Agent shall not be entitled to any fees or compensation for its services hereunder. Escrow Agent shall be liable only to hold said sums and deliver the same to the parties named herein in accordance with the provisions of this Agreement, it being expressly understood that by acceptance of this agreement Escrow Agent is acting in the capacity of a depository only and shall not be liable or responsible to anyone for any damages, losses or expenses unless same shall have been caused by the gross negligence or willful malfeasance of Escrow Agent. In the event of any disagreement between Buyer and Seller resulting in any adverse claims and demands being made in connection with or for the monies involved herein or affected hereby, Escrow Agent shall refuse to comply with any such claims or demands so long as such disagreement may continue; and in so refusing Escrow Agent shall make no delivery or other disposition of any of the monies then held by it under the terms of this Agreement, and in so doing Escrow Agent shall not become liable to anyone for such refusal; and Escrow Agent shall refrain from acting until (a) the rights of the adverse claimants shall have been finally adjudicated in a court of competent jurisdiction of the monies involved herein or affected hereby, or (b) all differences shall have been adjusted by agreement between Seller and Buyer, and Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto. Escrow Agent shall not be required to disburse any of the monies held by it under this Agreement unless in accordance with a joint written instruction of Buyer and Seller.

     Buyer and Seller severally agree to indemnify and hold harmless Escrow Agent from one half (1/2) of any and all costs, damages and expenses, including reasonable attorneys' fees, that said Escrow Agent may incur in its compliance in good faith with the terms of this Agreement; provided, however, this indemnity shall not extend to any act of gross negligence or willful malfeasance on the part of the Escrow Agent.

                             SECTION 3. THE CLOSING

     Except as otherwise provided in this Agreement, the delivery of all documents necessary for the closing of this transaction pursuant to this Agreement and the satisfaction of all obligations and conditions precedent to Closing (the "Closing") shall take place in the offices of Seller's counsel, Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts or such other place as Seller and Buyer shall mutually agree, at 10:00 A.M. local time on October 24, 2001 (the "Original Closing Date") or such earlier date or place as Buyer and Seller shall mutually agree in writing. It is agreed that time is of the essence of this Agreement. If Seller shall elect to cure any title or survey matter under Section 1.2 or Section 1.3, if necessary, the Original Closing Date shall be extended until fifteen (15) days after the earlier of (a) the expiration of the thirty (30) day cure period as set forth in said Section 1.2 or Section 1.3, as applicable, or (b) five (5) days after the date Seller notifies Buyer that such matter has been cured. Notwithstanding anything contained herein to the contrary, Seller shall have the right to extend the Closing for up to an additional thirty (30) days by providing notice to Buyer of such election not less than ten (10) days prior to the Original Closing Date. At either party's request, the Closing shall be conducted through an escrow administered by Escrow Agent. The date on which the Closing occurs, as such date may be accelerated or extended pursuant to the provisions of this Agreement, is referred to herein as the "Closing Date").

                   SECTION 4. SELLER'S PRE-CLOSING DELIVERIES

     4.1. Seller Deliveries. Seller shall furnish to Buyer, or make available at the Property, immediately after the date hereof, for inspection and approval by Buyer, the following (together with the items on the Due Diligence List attached as Exhibit F) (to the extent in the possession of Seller):

          (a) Leases. Seller shall provide Buyer with on-site access to the originals (or copies if originals are not available) of all Leases and related Lease files;

          (b) Taxes. A copy of 2001 real estate and personal property tax (if applicable) statements for the Property and tax abatements or abatement applications for such year (if any);

          (c) Current Rent Roll. A list of the current rents now being collected on each of the apartment units in the Improvements which includes: apartment number, unit type, tenant name, commencement and termination dates, lease rent and security deposits (including pet deposits and prepaid last month's rent);

          (d) Service Contracts. Copies of all service, maintenance, supply, governmental, utility and management contracts entered into by Seller currently affecting the use, ownership, maintenance and/or operation of the Property; and

          (e) Utility Bills. Copies of all utility bills (gas, electric, water and sewer) relating to the Property for the twelve (12) month period immediately preceding the date of this Agreement.

     4.2. Disclaimer. Except as otherwise expressly set forth in this Agreement, Seller makes no representations or warranties as to the truth, accuracy, or completeness of any materials, data, or other information, including without limitation, the contents of Seller's or its property manager's books and records, marketing materials prepared by Seller or Broker (as hereinafter defined), the Leases, the Service Contracts, rent rolls or income and expense statements, supplied to Buyer in connection with Buyer's inspection of the Property. It is the parties' express understanding and agreement that all such materials are provided by Seller solely for Buyer's convenience in making its own examination and determination prior to the expiration of the Inspection Period (as hereinafter defined) as to whether it wishes to purchase the Property, and, in making such examination and determination, Buyer shall rely exclusively on its own independent investigation and evaluation of the Property and not on any materials supplied by Seller.

               SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Buyer as follows:

     5.1. Leases. As of the date of this Agreement there are no leases or other rental agreements or occupancy agreements (written or verbal) entered into by Seller which grant any possessory interest in and to any space situated on or in the Improvements or that otherwise give rights with regard to use of the Improvements other than the leases (the "Leases") described in Exhibit C attached hereto (the "Rent Roll"). The Rent Roll is true, accurate and complete in all material respects as of the date hereof. Except as otherwise specifically set forth in the Rent Roll or elsewhere in this Agreement:

          (a) Leases. To Seller's knowledge, each Lease is in full force and effect, and the term of the same and the obligation to pay rent thereunder has commenced and the tenant thereunder is in full possession and actual occupancy thereof, and all improvements required to be completed under the provisions thereof are completed. No rebates, rental concessions, free-rent periods, credits, setoffs or rent reductions relating to any period after the Closing Date have been given under any Lease;

          (b) Lease Defaults. Except as set forth on Schedule 5.01, Seller has neither sent written notice to any current tenant of the Property, nor received any written notice from any such tenant, claiming that such tenant, or Seller, as the case may be, is in default, which default remains uncured;

          (c) Litigation. To the knowledge of Seller, no action or proceeding instituted against Seller by any tenant of any unit in the Property is presently pending;

          (d) Security Deposits. There are no security or other deposits held by Seller other than those set forth in the Rent Roll;

          (e)  Prepaid  Rent.  No rent has been paid to Seller  more than thirty
     (30) days in advance under any Lease other than as shown on the Rent Roll; and

          (f) Leasing Commissions. No leasing commission shall be due for any period subsequent to the Closing other than for tenants who have executed a lease after the date hereof but do not move in until after the Closing, which commissions shall be paid by Buyer. Seller has executed no brokerage agencies.

     5.2. Service and Management Contracts. Exhibit D attached hereto lists all governmental, utility, services, maintenance, supply and management contracts (collectively, "Service Contracts") entered into by Seller currently affecting the operation of the Property.

     5.3. Ability to Perform. Seller has full power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms. Except as set forth in this Agreement, no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by Seller or the taking by Seller of any action contemplated by this Agreement.

     5.4. No Actions.  Except as set forth on Exhibit E attached  hereto,  there
are  no  pending,  or  to  Seller's  knowledge,   threatened  legal  actions  or
proceedings against or relating to Seller or the ownership of the Property.

     5.5. No Violation Notice. Seller has not received written notice:

          (a) from any federal, state, county or municipal authority alleging any fire, health, safety, building, pollution, environmental, deed restriction or other violation of law in respect of the Property or any part thereof, which violation has not been corrected or which notice has not been rescinded;

          (b) concerning the possible or anticipated condemnation of any part of the Property, or the widening, change of grade or limitation on use of streets abutting the same or concerning any special taxes or assessments levied or to be levied against the Property or any part thereof; or

          (c) from any insurance company or bonding company of any defects or inadequacies in the Property or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges therefor or of any termination or threatened termination of any policy of insurance or bond.

     5.6. No Management Contracts, Employment Contracts, Unions, Pension Plans. Seller has not entered into any management contracts, employment contracts or labor union contracts and has not established any retirement, pension or profit sharing plans relating to the operation or maintenance of the Property which shall survive the Closing or for which Buyer shall have any liability or obligation.

     5.7. Options. To Seller's knowledge, no person has an option or right of first refusal to purchase all or any portion of the Property.

     5.8. Personal Property. Seller holds good title to the entire right, title and interest in the personal property described on Exhibit B free and clear of any and all leases, liens, encumbrances or other liabilities, except the Permitted Exceptions.

     5.9. Business Names and Trademarks. Seller has not conducted business related to the Property under any name other than those set forth on Exhibit G, and the only trademarks that Seller is using in the conduct of its business at the Property are those set forth on Exhibit G. Seller has not received any written notice that it or the Property has infringed, or may be infringing, on any name referred to in this Paragraph or any trademark referred to in Exhibit G, and to the knowledge of Seller there is no third party using any such names or trademarks.

     5.10. Hazardous Materials. Seller has not received written notice from a governmental authority indicating that Hazardous Materials (as hereinafter defined) have been released or otherwise exist at, on, in or under the Property in violation of applicable environmental law.

     As used in this Agreement, or in any other agreement, document, certificate or instrument delivered by Seller to Buyer, the phrase "to Seller's knowledge", "to Seller's actual knowledge", "to the best of Seller's knowledge" or any similar phrase shall mean the actual, not constructive or imputed, knowledge of David C. Quade, Executive Vice President and Chief Financial Officer of The Berkshire Group, but without any obligation on his part to make any independent investigation of the matters being represented and warranted, or to make any inquiry of any other persons, or to search or examine any files, records, books, correspondence and the like.

     At Closing, Seller shall represent and warrant to Buyer by delivering to Buyer a certificate (the "Seller's Representation Certificate") certifying that all representations and warranties of Seller in this Agreement remain true and correct in all material respects as of the Closing Date and all of the representations and warranties contained herein shall be deemed remade by Seller effective as of the Closing Date; provided, however, that to the extent that Seller becomes aware of any facts or circumstances which would make a representation or warranty untrue in any material respect, Seller shall promptly deliver written notice to Buyer of such facts or circumstances after becoming aware of same (but in no event later than the Closing Date) and, the Seller's Representation Certificate may be revised at Closing to make exception or qualification with respect to such matters as may be necessary for such representations to remain true, but Buyer's agreement to allow such amendment of Seller's Representation Certificate shall not affect or indicate any waiver of any condition to Closing set forth in this Agreement, and Buyer may terminate this Agreement and receive the Deposit, if Seller fails, for any reason, to deliver Seller's Representation Certificate at Closing without change in any "material respect" (as defined below), except as to changes which are permitted or contemplated pursuant to Section 8 hereof.

     If Buyer notifies Seller prior to or at the Closing that any representation or warranty made in Section 5 is not true and correct in any "material respect" and Seller fails to cure or remedy the same prior to Closing, Buyer may either
(a) except as otherwise set forth in this paragraph, terminate this Agreement and the Deposit shall be returned to Buyer, and neither party shall have further rights or obligations pursuant to this Agreement, except for Buyer's obligation to repair any damage to the Property and to indemnify Seller as set forth in
Section 6.1; or (b) waive any such representation or warranty and close the transaction without any reduction in the Purchase Price. As used herein, "material respect" shall mean a cost of in excess of $50,000 applicable to the Property to cure the damage arising out of a breach of representation and/or warranty.

     If subsequent to Closing Buyer notifies Seller within nine (9) months after Closing that Buyer discovered post-closing that any representation or warranty made in Section 5 was not true and correct in any material respect and specifying the breach with particularity, subject to the limitations set forth in Section 16.2, Buyer shall have available all remedies at law or in equity as a consequence thereof. If Buyer does not notify Seller of the breach of any of its representations and warranties set forth in this Section 5 and institute a lawsuit therefor in a court of competent jurisdiction within nine (9) months after the Closing, Buyer shall be deemed to have waived all of its rights to claim and sue for any breach by Seller of any of its representations and warranties made in this Section 5.

             SECTION 6. INSPECTION PERIOD; ACCESS; PURCHASE "AS IS"

     6.1. Buyer's Inspections. During the Inspection Period, Buyer, its agents and representatives, shall be entitled to enter upon the Property (as coordinated through Seller's property manager), including all leased areas, upon at least twenty-four (24) hours prior notice to Seller, to perform inspections and tests of the Property, including surveys, environmental studies, examinations and tests of all structural and mechanical systems within the Improvements, and to examine the books and records and all other documents relating to the Property in the possession or control of Seller or Seller's property manager. Buyer shall also have the right to interview Seller's on-site personnel and vendors. Seller shall have the right to have a representative present during all times that Buyer, its agents, consultants or representatives have entered the Property for the purpose of conducting its investigations in accordance with this Section 6.1. Before entering upon the Property, Buyer shall furnish to Seller evidence of general liability insurance coverage naming Seller as an insured with limits of not less than $3,000,000 per occurrence. Notwithstanding the foregoing, Buyer shall not be permitted to interfere unreasonably with Seller's operations at the Property or interfere with any tenant's occupancy at the Property, and the scheduling of any inspections shall take into account the timing and availability of access to tenants' premises, pursuant to tenants' rights under the Leases or otherwise. If Buyer wishes to engage in any testing which will damage or disturb any portion of the Property, Buyer shall obtain Seller's prior consent thereto, which may be granted, refused or conditioned in the reasonable discretion of Seller. Without limiting the generality of the foregoing, Seller's written approval shall be required prior to any testing or sampling of surface or subsurface soils, surface water, groundwater or any materials in or about the Property in connection with Buyer's environmental due diligence. Buyer shall restore the Property to the same condition as existed prior to such tests or investigations, shall repair any damage to the Property caused by any such tests or investigations, and shall indemnify Seller from any and all liabilities, claims, costs and expenses resulting therefrom or from any breach of any other obligations of Buyer under this Section 6.1. Buyer and its agents and representatives shall not reveal or disclose any information obtained during the Inspection Period concerning the Property or Seller to anyone outside of Buyer's organization, other than its agents, consultants and representatives unless required by law. The obligations and indemnification set forth in this Section 6.1 shall survive Closing or the earlier termination of this Agreement.

     6.2. Inspection Period; Buyer Termination Right. The term "Inspection Period," as used herein, shall mean the period ending on September 24, 2001. Buyer shall have the right to terminate this Agreement, in its sole discretion, by giving written notice of such election to Seller on or prior to the final day of the Inspection Period, in which event the Deposit shall be returned forthwith to Buyer and, except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. In the absence of such written notice, the contingency provided for in this Section 6.2 shall no longer be applicable, Buyer shall be deemed to have waived any right to terminate hereunder and this Agreement shall continue in full force and effect. In the event Buyer timely elects to terminate this Agreement during the Inspection Period as permitted above, Buyer shall deliver to Seller with Buyer's notice of termination true, accurate and complete copies of all studies, surveys, plans, investigations and reports obtained by or prepared by Buyer in connection with Buyer's inspection of the Property at no cost to Seller.

     6.3. "AS IS", "WHERE IS" SALE. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY

WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY PROSPECTUS DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD "AS-IS."

     BUYER REPRESENTS TO SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE
EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS AND WARRANTIES OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATIONS, AND BUYER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER'S AFFILIATED ENTITIES AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS (COLLECTIVELY, "SELLER AFFILIATES")) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER'S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND

ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY (COLLECTIVELY, THE "LIABILITIES").

     THE PROVISIONS OF THIS SECTION SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

     6.4. Hazardous Materials. Without limiting the generality of the foregoing release provisions of this Section 6 and except to the extent Seller has breached its representation and warranty contained in Section 5.9 hereof, Buyer waives any rights it may have against Seller or any Seller Affiliates in connection with any and all Liabilities which arise or which are in any way related to any Hazardous Materials in, on, above or beneath the Property or emanating therefrom including, without limitation, under CERCLA (defined below), and Buyer agrees that it shall not, and irrevocably waives any right it may have to: (i) implead Seller, (ii) bring a contribution action or similar action against Seller or (iii) attempt in any way to hold Seller responsible with respect to any such matter. As used herein, "Hazardous Materials" shall mean and include, but shall not be limited to any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantitated concentration, chemical, or active, flammable, explosive, infectious, radioactive or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any hazardous or toxic waste or substances which are included under or regulated under applicable laws (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. ("CERCLA"), the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., and any similar state laws and regulations adopted thereunder (collectively, "Hazardous Materials Laws"). The provisions of this Section 6.4 shall survive Closing or any termination of this Agreement.

     6.5. Financial Information. Seller has provided to Buyer certain unaudited historical financial information regarding the Property relating to certain periods of time in which Seller owned the Property. Seller makes no representation or warranty that such material is complete or accurate or that Buyer will achieve similar financial or other results with respect to the operations of the Property, it being acknowledged by Buyer that Seller's operation of the Property and allocations of revenues or expenses may be vastly different than Buyer may be able to attain. Buyer acknowledges that it is a sophisticated and experienced purchaser of real estate and further that Buyer has relied upon its own investigation and inquiry with respect to the operation of the Property and releases Seller from any liability with respect to such historical information.

                              SECTION 7. INSURANCE

     7.1. Maintenance of Insurance. Until the Closing, Seller shall maintain its present insurance on the Property. Subject to the provisions of Section 7.2, the risk of loss in and to the Property shall remain vested in Seller until the Closing. Buyer will obtain its own insurance on the Property at Closing.

     7.2. Destruction/Condemnation of Property. In the event that all or any portion of the Land or Improvements is damaged or destroyed by any casualty or is the subject of a taking or condemnation under the provisions of eminent domain law after the date hereof but prior to the Closing Date, Seller shall have no obligation to repair or replace any damage or destruction caused by the foregoing, but the following shall apply at the Closing: (1) in the event of a casualty, Buyer shall receive an assignment of the casualty proceeds and a credit in the amount of any deductible under Seller's insurance policy, and (2) in the event of a taking, Seller shall assign to Buyer its rights to any condemnation proceeds resulting from such taking. Notwithstanding the foregoing, if such casualty or taking is a "Material Event" (as defined below), then Buyer, at its option, may terminate this Agreement, by written notice to the Seller given on or before the Closing Date, and upon such termination, the Deposit shall be returned to Buyer and the parties shall have no further liability or obligation hereunder, except as otherwise set forth in this Agreement. As used in this Paragraph, a "Material Event' means either of the following: (a) a casualty resulting in damage or destruction to the Property, if the cost to restore the Property to its condition immediately prior to such casualty is reasonably estimated to exceed $250,000.00; or (b) a taking or condemnation which would permanently impede access to the Property, reduce available parking below that required by law, or result in a condemnation award reasonably estimated to exceed $250,000.00.

                SECTION 8. SELLER'S OBLIGATIONS PRIOR TO CLOSING

     Seller covenants that between the date of this Agreement and the Closing:

     8.1. Leases. Seller shall not after the expiration of the Inspection Period, without Buyer's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), (a) enter into any new lease for an apartment unit with a first-time tenant unless the lease is for a period of not less than six months or not more than one year and the rent shall be not less than the then current fair market rent for such unit; or (b) enter into, amend, renew or extend any Lease for an apartment unit with an existing tenant unless the lease is for a period of not less than six months or not more than one year and that the rent for the amended, renewal or extension term shall not be less than the current fair market rent for such unit; or (c) terminate any Lease except by reason of a default by the tenant thereunder or by reason of the provisions contained in the Lease; or (d) provide any rebates, rental concessions, free rent periods, credits or set off under any Lease relating to any period after Closing. If Buyer fails to reply to Seller's request for consent in a notice given within five (5) days after Buyer receives such request, Buyer's consent shall be deemed to have been granted. Prior to the expiration of the Inspection Period, Seller shall not be required to obtain Buyer's written consent prior to engaging in any leasing arrangements.

     8.2. Continuation of Service Contracts. Seller shall not modify or amend any Service Contract or enter into any new service contract for the Property unless the same is terminable without penalty by the then owner of the Property upon not more than thirty (30) days' notice. If Buyer notifies Seller in writing on or prior to the expiration of the Inspection Period of any Service Contracts (the "Terminable Service Contracts") which (a) Buyer does not desire to assume, and (b) may be terminated as of right by Seller without payment of any termination fee, Seller shall promptly give notice of termination of each Terminable Service Contract effective as of Closing or as of such later date as such Service Contract may first be terminated without penalty. Otherwise, Buyer shall assume all Service Contracts at Closing.

     8.3. Replacement of Personal Property. No personal property included as part of the Property shall be removed from the Property unless the same is replaced with similar items of at least equal quality prior to the Closing.

     8.4. Tax Procedure. Seller shall not withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Property for any fiscal period in which the Closing is to occur or any subsequent fiscal period without the prior written consent of Buyer. Real estate tax refunds and credits received after the Closing which are attributable to the fiscal tax year during which the Closing occurs shall be apportioned between Seller and Buyer, after deducting the expenses of collection thereof, based upon the relative time periods each party owns the Property, which obligation shall survive the Closing.

     8.5. Access. Seller shall allow Buyer or Buyer's representatives access to the Property, the Leases and other documents required to be delivered under this Agreement upon reasonable prior notice at reasonable times; provided that Buyer agrees that the original leases and all other original documents shall remain on-site at the Property.

     8.6. Operations. Seller shall manage and maintain the Property in good operating condition comparable to that existing as of the date hereof, and in accordance with past practices, normal wear and tear and casualty and condemnation damage excepted. Seller will perform all current non-structural maintenance and repairs as may be needed to maintain the Property or as may be reasonably appropriate to facilitate the leasing of vacant rental space. Seller will make replacements of items of furniture, fixtures and equipment under the same circumstances and according to the same standard that such replacements have been made in the past.

     8.7. Rent Ready. Seller shall place any apartments that are vacant as of the date hereof or which become vacant at least five (5) business days prior to the Closing Date in a rent ready condition such that they are available for immediate occupancy. For purposes hereof, "rent ready condition" shall be the condition that Seller has placed vacant apartments in during its normal course of business of operating the Property, including, without limitation, operable kitchen appliances and (if necessary in the reasonable discretion of Seller) clean carpeting and fresh paint.

                     SECTION 9. SELLER'S CLOSING OBLIGATIONS

     9.1. Closing, Deliveries and Obligations. At the Closing, Seller shall deliver the following to Buyer:

          (a) Deed. The Deed, in form reasonably satisfactory to Buyer's and Seller's counsel, duly executed and acknowledged, which conveys the Real Property to Buyer, in accordance with the title standards set forth in
     Section 1.2.

          (b) Bill of Sale. A bill of sale, without warranty of title, duly executed by Seller and in form reasonably satisfactory to Buyer's and Seller's counsel, which conveys all of Seller's right, title and interest in and to the tangible and intangible personal property constituting part of the Property.

          (c) Assignment of Leases and Security Deposits. An assignment and assumption of the Leases and Security Deposits duly executed by Seller and in form reasonably satisfactory to Buyer's and Seller's counsel.

          (d) Lease Records. Original copies of all Leases, and related documents in the possession or under the control of Seller. Such records shall include a schedule of all cash security deposits (including pet deposits and interest, if any) and a check to Buyer or credit against the Purchase Price in the amount of such security deposits (including pet deposits and interest, if any) held by Seller at the Closing under the Leases together with appropriate instruments of transfer or assignment with respect to any lease securities which are other than cash and a schedule updating the Rent Roll and setting forth all arrears in rents and all prepayments of rents.

          (e) Permits; Warranties. Seller shall deliver, to the extent in the possession of Seller, all original warranties and guaranties and original copies of all certificates, licenses, permits, authorizations and approvals issued for or with respect to the Property by governmental authorities having jurisdiction, except that photocopies may be substituted if the originals are posted at the Property or are otherwise not available.

          (f) Assignment of Service Contracts. An assignment and assumption of all assignable Service Contracts (other than Service Contracts to be terminated hereunder), duly executed by Seller and in form reasonably satisfactory to Buyer's and Seller's counsel.

          (g) Title Affidavits. Such affidavits, duly executed by Seller, as the Title Insurer may reasonably require in order to omit from its title insurance policy all exceptions for (i) parties in possession other than under the rights to possession granted under the Leases; and (ii) mechanics' liens.

          (h) Files. Seller shall make all of its files and records relating to the Property available to Buyer at the Property upon reasonable prior notice for copying, which obligation shall survive the Closing.

          (i) Notices of Sale. Sufficient letters, executed by Seller, advising the tenants under the Leases of the sale of the Property to Buyer and directing that all rents and other payments thereafter becoming due under the Leases be sent to Buyer or as Buyer may direct.

          (j) Non-Foreign Affidavit. Seller shall execute and deliver to Buyer and Buyer's counsel, at Closing such evidence as may be reasonably required by Buyer to show compliance by Seller with the Foreign Investment and Real Property Tax Act, IRC Section 1445(b)(2), as amended.

          (k) Seller's Representation Certificate. The Seller's Representation Certificate, duly executed by Seller, as required by Section 5 hereof in form reasonably satisfactory to Buyer's and Seller's counsel.

          (l) Closing Statement. A closing statement, duly executed by Seller, in form reasonably satisfactory to Buyer's and Seller's counsel.

          (m) Assignment of Intangible Property. An assignment and assumption of all Intangible Property duly executed by Seller and in form reasonably satisfactory to Buyer's and Seller's counsel.

     9.2. Seller's Expenses. Seller shall pay its own counsel fees, costs due to the Title Company for the preparation of the Title Commitment as well as premiums for issuance of the Buyer's Title Policy (but not any endorsements to the Buyer's Title Policy), one-half of the premium payable for "extended coverage" (deletion of the standard exceptions) under the Buyer's Title Policy, and one-half of any escrow fees owed to the Escrow Agent in connection with the transactions set forth herein.

                     SECTION 10. BUYER'S CLOSING OBLIGATIONS

     At the Closing, Buyer shall:

     10.1. Payment of Purchase Price. Deliver to Seller the Purchase Price, as adjusted for (i) apportionments under Section 11, and (ii) any adjustments thereto required pursuant to the express provisions of this Agreement.

     10.2. Lease, Security Deposit and Service Contract Assumption. Deliver to Seller assumption agreements executed by Buyer with respect to the performance by Buyer of the landlord's obligations with respect to the Leases, Intangible Property, Security Deposits and the Service Contracts assumed by Buyer, in each case in respect of the period from and after the Closing.

     10.3. Recording Deed. Cause the Deed to be recorded.

     10.4. Other Documents. Deliver a closing statement which has been executed by Buyer, together with any other documents required by this Agreement to be executed and delivered by Buyer.

     10.5. Buyer's Expenses. Pay its own counsel fees, all costs relating to any Survey obtained by Buyer, the costs of any endorsements to the Buyer's Title Policy, the costs of any lender's title policy and any endorsements thereto, all costs relating to any mortgage financing obtained by Buyer, all costs related to Buyer's due diligence investigations, one-half of the premium payable for "extended coverage" (deletion of the standard exceptions) under the Buyer's Title Policy, and one-half of any escrow fees owed to the Escrow Agent in connection with the transactions set forth herein.

          SECTION 11. APPORTIONMENTS AND ADJUSTMENTS TO PURCHASE PRICE

     The following apportionments shall be made between the parties at the Closing as of the close of the business day prior to the Closing:

          (a) Buyer shall receive from Seller a credit for any rent and other income under Leases collected by Seller before Closing that applies to any period after Closing. Uncollected rent and other uncollected income shall not be prorated at Closing. After Closing, Buyer shall apply all rent and income collected by Buyer from a tenant, first to the month in which Closing occurred, then to such tenant's current monthly rental and then to arrearages in the reverse order in which they were due, remitting promptly to Seller, any balance properly allocable to Seller's period of ownership. Buyer shall bill and use commercially reasonable efforts to collect such rent arrearages in the ordinary course of business, but shall not be obligated to engage a collection agency or take legal action to collect any rent arrearages. Commencing ninety (90) days after the Closing, Seller shall have the right, in its own name, to demand payment of and to collect rent arrearages owed to Seller by any tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any tenant but shall expressly exclude the commencement of eviction proceedings. Buyer agrees to reasonably cooperate with Seller to collect such rents and to take all steps excluding the commencement of legal actions, whether before or after the Closing Date, as may be reasonably necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records (including any rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any action reasonably necessary for the collection of such rents by Seller;

          (b) All security deposits (including pet deposits and interest, if any) shown on the Rent Roll shall be transferred by Seller to Buyer at Closing. At the Closing, Buyer shall in writing acknowledge receipt of and expressly assume all Seller's financial and custodial obligations with respect to such amounts, it being the intent and purpose of this provision that, at Closing, to the extent Buyer has received a credit therefor, Seller will be relieved of all fiduciary and custodial obligations, and that Buyer will assume all such obligations expressly set forth herein and be directly accountable to the residents of the Property with respect thereto;

          (c) There shall be no adjustment for wages, vacation pay, pension and welfare benefits and other fringe benefits of all persons employed by Seller at the Property, it being the intent of the parties that simultaneously with the Closing Seller shall terminate any existing management agreement and Buyer shall have no liability or obligation with respect to any employee of Seller or its management company prior to Closing;

          (d) Electricity charges, water charges, sewer rents and vault charges, if any, and other utility charges on the basis of the fiscal period for which assessed. To the extent possible, as of Closing, Seller shall close each utility account, retain any utility deposit and arrange for a final utility reading; otherwise apportionment of utilities at the Closing shall be based on the last available reading, subject to adjustment after the Closing on a per diem basis, when the next reading is available;

          (e) All general real estate and personal property taxes and other ad valorem taxes and assessments;

          (f) Prepayments paid by Seller under Service Contracts and under any Terminable Service Contract, to the extent not terminated until after Closing, shall be paid to Seller at Closing; and

          (g) Such other items as are customarily apportioned between sellers and buyers of real properties of a type similar to the Property and located in the Garland, Texas area.

     If the Closing shall occur before a new tax rate is fixed, the apportionment of taxes at the Closing shall be upon the basis of the tax rate for the preceding period applied to the latest assessed valuation. Promptly after the new tax rate is fixed, the apportionment of taxes shall be recomputed. Any discrepancy resulting from such recomputation and any errors or omissions in computing apportionments at the Closing shall be promptly corrected, and payment made forthwith to the other party, as the case may be, which obligation shall survive the Closing. If any operating expenses or other prorations cannot conclusively be determined as of the date of Closing, then the same shall be adjusted at Closing based upon the most recently issued bills thus far and shall be re-adjusted within sixty (60) days, or such longer period as may be necessary, after the Closing occurs. The provisions of this Section 11 shall survive the Closing.

                         SECTION 12. FAILURE TO PERFORM

     12.1. Buyer's Election. If Seller fails to satisfy all of Seller's obligations as set forth in this Agreement, Buyer shall have the right to elect, in its sole discretion, at the Closing, to accept such title as Seller can deliver to the Property in its then condition and to pay therefor the Purchase Price without reduction or offset, in which case Seller shall convey such title for such price.

     12.2. Seller's Default. If at the Closing, Seller fails to satisfy all of Seller's obligations as set forth in this Agreement, and Buyer does not elect to take title as provided in Section 12.1, Seller shall be in default under this Agreement and all Deposits made hereunder shall be forthwith returned to Buyer. Except as set forth in the next succeeding sentence, the return of the Deposit shall be the sole and exclusive remedy of Buyer for any such Seller default. In addition to the foregoing, if Buyer desires to purchase the Property in accordance  with  the  terms  of  this  Agreement  and  Seller  defaults  in the performance of Seller's obligations under Article 9 hereof, Buyer, at its option, and as Buyer's sole and exclusive remedy, shall have the right to compel specific performance by Seller hereunder (and, if Buyer is the prevailing party, Buyer shall be reimbursed for its reasonable attorney's fees) in which event any Deposit made hereunder shall be delivered to Seller at Closing and credited against the Purchase Price, provided that in any such specific performance action Seller shall not be required to undertake any obligations not specifically set forth in this Agreement or to expend any sums in excess of those required to be expended in accordance with this Agreement.

     12.3. Buyer's Default; Cross-Default. The parties acknowledge that in the event of Buyer's failure to fulfill its obligations hereunder, it is impossible to compute exactly the damages which would accrue to Seller. The parties have taken these facts into account in setting the amount of the Deposit, required pursuant to Section 2.4, and hereby agree that: (i) such amount is a reasonable pre-estimate of the damages which would accrue to Seller in the event of such a Buyer default; (ii) such amount represents damages and not any penalty against Buyer; and (iii) if this Agreement shall be terminated by Seller by reason of Buyer's failure to fulfill Buyer's obligations hereunder, the Deposit together with the interest thereon shall be Seller's sole, full and liquidated damages in lieu of all other rights and remedies which Seller may have against Buyer at law or in equity. Notwithstanding any other provision set forth herein, in the event of a default by Buyer under any of the Other Agreements entitling Seller to claim the deposit as liquidated damages thereunder, such default shall be deemed to be a default by Buyer under this Agreement for which Seller shall be entitled to exercise all of its rights and remedies under this Agreement, including, without limitation, those set forth in this Section 12.2.

                           SECTION 13. BROKERAGE FEES

     13.1. Brokerage Fees. Seller and Buyer mutually represent and warrant that LaPaul Partners ("Broker") is the only broker with whom they have dealt in connection with this Agreement and that neither Seller nor Buyer has dealt with any other broker in connection with this purchase and sale and that neither Seller nor Buyer knows of any other broker who has claimed or may have the right to claim a commission in connection with this purchase and sale. The commission of the Broker shall be paid by Buyer pursuant to a separate agreement. Seller and Buyer shall indemnify and defend each other against any costs, claims or expenses, including attorneys' fees, arising out of the breach on their respective parts of any representations, warranties or agreements contained in this Section. The representations and obligations under this Section shall survive the Closing or, if the Closing does not occur, the termination of this Agreement.

                               SECTION 14. NOTICES

     14.1. Effective Notices. All notices under this Agreement shall be in writing and shall be delivered personally or shall be sent by Federal Express or other comparable overnight delivery courier, addressed as set forth at the beginning of this Agreement. Notices shall be deemed effective, when so delivered. Copies of all such notices to Buyer shall also be sent to Stephen L. Berger, Esq., Neal, Gerber & Eisenberg, 2 North LaSalle Street, Suite 2100, Chicago, Illinois 60602 and copies of all such notices to Seller shall also be sent to Scott D. Spelfogel, Esq., The Berkshire Group, One Beacon Street, Boston, Massachusetts 02108 and Richard A. Toelke, Esq., Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110.

                       SECTION 15. LIMITATIONS ON SURVIVAL

     15.1. Representations and Warranties. Except as otherwise expressly provided in this Agreement, no representations, warranties, covenants or other obligations of Seller set forth in this Agreement shall survive the Closing, and no action based thereon shall be commenced after Closing. The representations, warranties, covenants and other obligations of Seller set forth in Section 5 and
Section 8 shall survive until nine (9) months after the Closing, and no action based thereon shall be commenced more than nine (9) months after the Closing.

     15.2. Merger. The delivery of the Deed by Seller, and the acceptance and recording thereof by Buyer, shall be deemed the full performance and discharge of each and every obligation on the part of Seller to be performed hereunder and shall be merged in the delivery and acceptance of the Deed, except as provided in Section 15.1 and except for such other obligations of Seller which are expressly provided herein to survive the Closing.



                      SECTION 16. MISCELLANEOUS PROVISIONS

     16.1. Assignment. Buyer shall not have the right to assign this Agreement without Seller's prior written consent, which consent may be given or withheld in Seller's sole and absolute discretion. Notwithstanding the foregoing, Buyer shall be entitled to assign this Agreement and its rights hereunder to a corporation, general partnership, limited partnership, limited liability company or other lawful entity entitled to do business in the state in which the Real Property is located provided such entity shall be controlled by, controlling or under the common control with Buyer ("Assignee"). In the event of such an assignment of this Agreement to Assignee (a) Buyer shall notify Seller of such assignment at least seven (7) days prior to Closing, and (b) Assignee shall assume all obligations of Buyer under this Agreement, provided that Buyer shall remain jointly and severally liable for all its obligations under this Agreement, including, without limitation, payment of the Purchase Price.

     16.2. Limitation of Seller's Liability. Notwithstanding any other provision set forth herein it is hereby agreed that any liability of Seller arising under this Agreement for any reason whatsoever shall be limited to Seller's equity interest in and to the Property, and any proceeds thereof. In addition, no shareholders, partners or members of Seller, nor any of its or their respective officers, directors, agents, employees, heirs, successors or assigns shall have any personal liability of any kind or nature for or by reason of any matter or thing whatsoever under, in connection with, arising out of or in any way related to this Agreement and the transactions contemplated herein, and Buyer hereby irrevocably waives for itself and anyone who may claim by, through or under Buyer any and all rights to sue or recover on account of any such alleged personal liability.

     Notwithstanding anything set forth in this Agreement or Other Agreements to the contrary, Buyer agrees that Seller shall have no liability to Buyer for any breach of Seller's covenants, agreements, representations or warranties hereunder or under any other agreement, document, certificate or instrument delivered by Seller to Buyer unless the valid claims for all such breaches collectively aggregate more than $50,000.00, in which event the full amount of such valid claims shall be actionable, up to the cap set forth in the following sentence. Further, Buyer agrees that any recovery against Seller for any breach of Seller's covenants, agreements, representations and warranties hereunder or under any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited to Buyer's actual damages not in excess of $310,000.00 in the aggregate and that in no event shall Buyer be entitled to seek or obtain any other damages of any kind, including, without limitation, consequential, indirect or punitive damages.

     16.3. Integration. This Agreement and the Other Agreements embody and constitute the entire understanding between the parties thereto with respect to the transactions contemplated therein, and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement and the Other Agreements. Neither this Agreement, the Other Agreements nor any provision thereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

     16.4. Severability. If any provision of this Agreement or its application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     16.5. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Texas, excluding provisions relating to conflicts of laws.

     16.6. Captions. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

     16.7. Bind and Inure. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective, permitted successors and assigns.

     16.8. Drafts. This Agreement shall not be binding or effective until properly executed and delivered by both Seller and Buyer. The delivery by Buyer to Seller of an executed counterpart of this Agreement shall constitute an offer which may be accepted by the delivery to Buyer of a duly executed counterpart of this Agreement and the satisfaction of all conditions under which such offer is made, but such offer may be revoked by Buyer by written notice given at any time prior to such acceptance and satisfaction.

     16.9. Number and Gender. As used in this Agreement, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.

     16.10. Attachments. If the provisions of any Schedule or Exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of such Schedule or Exhibit shall prevail. The Schedules and Exhibits attached hereto are hereby incorporated as integral parts of this Agreement.

     16.11. No Recording. Neither this Agreement nor any memorandum or short form hereof shall be recorded or filed in any public land or other public records of any jurisdiction, by either party and any attempt to do so may be treated by the other party as a breach of this Agreement.

     16.12. Time of the Essence. Time is of the essence with respect to this Agreement, including but not limited to the occurrence of the Closing as of the originally scheduled date and the expiration of the Inspection Period.

     16.13. Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

     16.14. Property Information and Confidentiality. Buyer agrees that, prior to the Closing, all Property information furnished by Seller to Buyer or discovered by Buyer during the Inspection Period shall be kept strictly confidential and shall not, without the prior written consent of Seller, be disclosed by Buyer or Buyer's representatives, in any manner whatsoever, in whole or in part, and will not be used by Buyer or Buyer's representatives, directly or indirectly, for any purpose other than evaluating the Property for purchase. Moreover, Buyer agrees that, prior to the Closing, such information will be transmitted only to Buyer's representatives (i) who need to know such information for the purpose of evaluating the Property, and who are informed by the Buyer of the confidential nature of such information, and (ii) who agree to be bound by the terms of this Section 16.14. The provisions of this Section
16.14 shall in no event apply to information which is a matter of public record and shall not prevent Buyer from complying with applicable laws, including, without limitation, governmental regulatory disclosure, tax and reporting requirements. The provisions of this Section 16.14 shall survive the Closing or any termination of this Agreement.

     16.15. Press Releases. Buyer and Seller, for the benefit of each other, hereby agree that between the date hereof and the Closing Date, they will not release or cause or permit to be released any press notices, publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement or the transactions contemplated herein, without first obtaining the written consent of the other party hereto. It is understood that the foregoing shall not preclude either party from discussing the substance or any relevant details of the transactions contemplated in this Agreement with any of its attorneys, accountants, professional consultants or potential lenders, as the case may be, or prevent either party hereto from complying with applicable laws, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements.

     16.16. Return of Property Information. In the event this Agreement is terminated for any reason, Buyer and Buyer's representatives shall promptly deliver to Seller all originals and copies of all information provided to Buyer by Seller or Seller's Representatives relating to the Property.

     16.17. Tax-Free Exchange.

          (a) Notwithstanding any terms in this Agreement to the contrary, Seller shall have the right to consummate the transactions contemplated by this Agreement in a manner which qualifies as a tax-deferred exchange, in whole or in part, under the provisions of Section 1031 of the Internal Revenue Code ("Code"), and the Treasury Regulations thereunder.

          (b) Buyer agrees to cooperate with Seller with respect to any tax-deferred exchange pursuant to the provisions of Section 1031 of the Code and the Treasury Regulations thereunder and to execute any and all documents reasonably requested by Seller in connection therewith, provided that (i) Buyer shall not incur additional costs or expenses attributable to the exchange, including reasonable attorneys' fees, deed excise taxes and recording fees, and (ii) Buyer shall not be required to purchase any replacement property in connection with any such deferred exchange (the "Replacement Property").

          (c) Seller and Buyer acknowledge that Buyer shall not be deemed Seller's agent in connection with said exchange. Seller and Buyer further acknowledge that all agreements in connection with performing the exchange shall be prepared at Seller's expense by Seller's counsel.

          (d) Without limiting the foregoing, Seller shall have the right to transfer all or any portion of its interests under this Agreement to a qualified intermediary (the "Intermediary") in accordance with the provisions of Section 1031 of the Code and the Treasury Regulations thereunder (and, as a result of the transfer, the Intermediary will acquire an equitable interest in the title to the Property).

          (e) The terms and provisions of this Section 16.17 shall survive the Closing.

     16.18. Simultaneous Termination. If any of the Other Agreements are terminated by Buyer prior to Closing for any reason, this Agreement shall be deemed to be terminated simultaneously with the termination of such other Agreement(s), and the Deposit under this Agreement shall be treated in a manner consistent with the disposition of the earnest money deposit under the terminated Other Agreement(s).

     16.19. Legal Costs. In the event any action be instituted by a party to enforce this Agreement, the prevailing party in such action (as determined by the court, agency or other authority before which such suit or proceeding is commenced), shall be entitled to such reasonable attorneys' fees, costs and expenses as may be fixed by the decision maker. The foregoing includes, but is not limited to, reasonable attorneys' fees, expenses and costs of investigation incurred in (1) appellate proceedings; (2) in any post-judgment proceedings to collect or enforce the judgment; (3) establishing the right to indemnification; and (4) any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.



                   [Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an instrument under seal as of the date first above written.

                                   SELLER:
WITNESS:

                                   WINDSOR PARTNERS LIMITED
                                   PARTNERSHIP, a Texas limited
                                   partnership

                                   By:      ST Windsor Corporation, a Texas
---------------------------                 corporation, its General Partner

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                   BUYER:

WITNESS:
                                   ALEXON VENTURES LLC, an Illinois
                                   limited liability company

                                            By:
---------------------------                    ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                           ACKNOWLEDGEMENT OF RECEIPT

     A fully executed copy of this Purchase and Sale Agreement, together with Buyer's Initial Deposit in the amount of $62,000.00, has been received by the Escrow Agent as of this ___ day of August, 2001, and the Escrow Agent acknowledges the terms thereof and agrees to perform as Escrow Agent in accordance therewith.

                                            ESCROW AGENT:

                                            LANDAMERICA TITLE INSURANCE
                                            CORPORATION

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------